UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):October 3, 2017

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GENTHERM INCORPORATED

(Exact name of registrant as specified in its charter)

___________________

Michigan	0-21810	95-4318554
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

21680 Haggerty Road, Ste. 101, Northville, MI	48167
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (248) 504-0500

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 3, 2017 (the “Grant Date”), Gentherm Incorporated (the “Company”) entered into Restricted Stock Award Agreements under the 2013 Equity Incentive Plan with six of its executive officers in the form attached hereto as Exhibit 10.1, which is incorporated herein by reference (the “Restricted Stock Award Agreements”). The following description of the material terms of the Restricted Stock Award Agreements is qualified in its entirety by reference to such exhibit.

On the Grant Date, the following number of shares were granted to the following executive officers (the “Participants”) under the Restricted Stock Award Agreements:

Frithjof Oldorff	10,865
Darren Schumacher	9,928
Ken Phillips	9,459
Barry Steele	9,398
Erin Ascher	7,322
Ryan Gaul	6,391

Each Restricted Stock Award Agreement provides that the shares granted are subject to forfeiture if the Participant’s employment with the Company terminates prior to the 18 month anniversary of the Grant Date (the “Vesting Date”).  If the Participant remains employed by the Company through and including the Vesting Date, or if the Participant’s employment with the Company is terminated prior to the Vesting Date without Cause or for Good Reason (each as defined in the Restricted Stock Award Agreements), then the shares granted shall immediately vest and no longer be subject to possible forfeiture; provided that, in the case of acceleration upon termination, the participant’s right to receive such accelerated vesting is conditioned upon execution of a general release of claims, which becomes irrevocable, for the benefit of the Company.

Item 9.01	Financial Statements and Exhibits.

(d)Exhibits

Exhibit No.	Description

10.1	Form of Restricted Stock Award Agreement (Retention Award) under the 2013 Equity Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENTHERM INCORPORATED

By:	/s/ Kenneth J. Phillips
Kenneth J. Phillips
Vice-President and General Counsel

Date:  October 4, 2017

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